UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ares Industrial Real Estate Income Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ares Wealth Management Solutions

Ares Industrial Real Estate Income Trust



Princess Logistics Center - New Jersey

Your vote is needed!

Dear Fellow Shareholder:

We are pleased to inform you that we are preparing for our upcoming Ares Industrial REIT meeting, which will be held on July 3, 2024. Enclosed are the proxy materials, which describe the proxy proposals in detail. Please review them carefully.

Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://www.areswms.com/investors/proxy/ares-industrial-real-estate-income-trust-proxy.

Sincerely,

William S. Benjamin
Co-Chairman of the Board of Directors

Dwight L. Merriman III
Co-Chairman of the Board of Directors

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

AIREIT-5867-0424

Princess Logistics Center - New Jersey AIREIT-5867-0424 Ares Industrial Real Estate Income Trust TODAY VOTE Your vote is important! Vote your shares today!

Ares Wealth Management Solutions

Ares Industrial Real Estate Income Trust

Your Vote Is Important – Vote Your Shares Today!

The Annual Shareholder Meeting will be held on July 3, 2024. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-833-795-8490.**


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-737-3182 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

AIREIT-5867-0424

Your Vote Is Missing! Vote Your Shares Today! The Annual Shareholder Meeting was adjourned until July 3, 2023. Your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-833-795-8490. WITHOUT A PROXY CARD Call 1-833-795-8490 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. THREE WAYS TO VOTE AIREIT-5867-0424 Ares Industrial Real Estate Income Trust

VOTE NOW! Vote Online at www.proxyvote.com Vote by Phone at: 1-800-690-6903 Your vote matters! Vote your shares today! Princess Logistics Center - New Jersey AIREIT-5867-0424 Ares Industrial Real Estate Income Trust